SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) April 23, 2003
                                                ---------------


                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        California                   000-1084047                   95-4691878
----------------------------    -----------------------      -------------------
(State of other jurisdiction    Commission File Number)         (IRS Employer
   or incorporation)                                         Identification No.)


                      5072 North 300 West, Provo, UT 84604
             -----------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (801) 371-0755
                                                           ---------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company has previously reported the engagement of Robison, Hill & Co. as the Company's new independent accountant replacing its former independent accountant, Grant Thornton LLP. We are including as exhibits additional correspondence pertaining to this matter.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1     Correspondence from Grant Thornton LLP to SEC

99.2 Correspondence from Grant Thornton to Douglas S. Hackett, dated April 15, 2003















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                            By:   /s/  Douglas S. Hackett
                               ------------------------------------------------
                                  Douglas S. Hackett, President,
                                  Chief Executive Officer and Director



                            By:   /s/  Linda W. Haslem
                               ------------------------------------------------
                                  Linda W. Haslem, Chief Financial Officer


DATED:  June 3, 2003






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